EXHIBIT 10.10


                              EMPLOYMENT AGREEMENT
                              --------------------

                  AGREEMENT, dated as of December 1, 1999 by and between AMERICAN ELECTROMEDICS, INC., a Delaware corporation (the "Company"), and J. Randall Nelson (the "Executive").

                                W I T N E S E T H
                                -----------------

         WHEREAS, the Company desires to employ the Executive in the capacity of President and Chief Executive Officer, and the Executive desires to render such services and to be so employed, all upon and subject to the terms and conditions set forth in this Agreement.

         NOW, THEREFORE, in consideration of the foregoing and the covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, agree as follows:

          1.   Retention of Employment. The Company hereby agrees to employ the
               ------------------------
Executive as President and Chief Executive of the Company , and the Executive hereby accepts such employment, all upon and subject to the terms and conditions hereinafter set forth.

          2.   Term. The term (the "Term") of the employment under this
               -----
Agreement shall be for an initial period which commencing on December 1, 1999, and terminating on December 1, 2002 and automatically renewed for additional one
(1) year periods thereafter, unless either party gives the other written notice of termination not less than sixty (60) days prior to the end of the initial Term or any renewal Term.

          3.   Position, Duties and Representations.
               -------------------------------------

                    3.01 Service with the Company.  The Executive shall serve
                         ------------------------
as President and Chief Executive Officer of the Company. The Executive agrees to perform such executive employment duties for the Company consistent with such position specified above, and as the Chairman of The Board shall assign to him from time to time consistent with his position with the Company.

                    3.02 Scope of Services.  The Executive agrees to serve the
                         ------------------
Company faithfully and to the best of his ability and to devote his full business time, attention and efforts necessary to advance the business and affairs of the Company during the Term of this Agreement. If requested, the Executive shall serve as a director of the Company and as Officer and/or Director of any subsidiary of the Company, without any additional compensation hereunder.

                    3.03 Representations.  The Executive hereby represents to
                         ----------------
the Company that upon the commencement of the Initial Term the Executive was not bound by the terms of any non-competition, confidentiality or similar agreement or understanding (written or oral) which would have prevented or restricted the Executive's employment with the Company as contemplated hereunder, and that the Executive does not possess confidential information arising out of his prior employments which would be utilized in connection with his employment by the Company.

          4.   Compensation.
               -------------

                    4.01 Annual  Salary.  The Executive shall receive an
                         ---------------
annual base salary ("Base Salary") of two hundred fifty thousand dollars ($250,000) per year, payable in accordance with the Company's normal payroll practices. In addition, on an annual basis the Board of Directors or a compensation committee thereof (the "Compensation Committee") shall review the Executive's compensation with a view toward increasing the Base Salary, based upon the Executive's performance during the preceding year or pursuant to guidelines established by the Compensation Committee.

                    4.02 Bonus.  (a) In further  consideration  of the
                         ------
Executive's agreement to perform services hereunder, the Executive shall be entitled to a cash bonus (the "Profits Bonus") in an amount equal to five percent (5%) of the Company's consolidated net after-tax operating profits (excluding any extraordinary and/or non-recurring items) in excess of $1,000,000 (the "Threshold") for each fiscal year during the Term, provided the Company has earned in such fiscal year a twelve percent (12%) return on its equity on its Common Stock..

                                 (b) The Executive will be eligible for a bonus
of up to Twenty Percent (20%) of annual salary based upon milestones to be mutually set and agreed upon by Executive and the Company, two months from Executive's start date.

                                 (c) The Executive will receive an interest free
loan of One Hundred Fifty Thousand Dollars ($150,000), with one-third to be paid upon initiation of employment and two-thirds to be paid upon successful completion of the Rosch AG IPO in February, 2000. This loan will be forgiven over a three year period in three equal installments as long as Executive remains an employee of the Company.

                    4.03 Stock Options.  In consideration of the Executive
                         --------------
entering into this Agreement, the Company shall cause AEC to grant to the Executive stock options (the "Options") for the purchase of up to Six Hundred Thousand (600,000) shares of the Company's Common Stock, par value $.10 per share (the "Common Stock"), exercisable at a purchase price of $1.125 per share, with all such Options to vest immediately, all upon the terms and conditions set forth in the Company's Stock Option Plan, and attached hereto as Exhibit A. Should the Executive voluntarily terminate his employment within the first six months of this agreement, all unexercised stock options will be forfeited and the Company will be entitled to reimbursement for any options which have been exercised.

                    4.04 Expenses.  In accordance with the Company's policies
                         --------
established from time to time, the Company shall pay or reimburse the Executive for all reasonable and necessary out-of-pocket expenses incurred by him in the performance of his duties under this Agreement, subject to the presentment of appropriate vouchers and receipts.

                    4.05 Participation in Benefit Plans. The Executive shall
                         -------------------------------
also be entitled, to the extent that his position, title, tenure, salary, age, health and other qualifications make him eligible, to participate in all employee benefit plans or programs (including, but not limited to, medical/dental insurance, disability, stock option, retirement and pension plans and vacation time, sick leave and holidays) of the Company currently in existence on the date hereof or as may hereafter be instituted from time to time. The Executive's participation in any such plan or program shall be subject to the provisions, rules and regulations applicable thereto.

                    4.06 Insurance. The Executive acknowledges and agrees that
                         ----------
the Company may obtain a life insurance policy on the life of the Executive with the Company named as the beneficiary. The Executive shall cooperate fully with the Company's efforts to obtain such insurance policy, including making him self available for physical examinations.

          5.   Non-Disclosure of Confidential Information; Non-Competition.
               ------------------------------------------------------------

                    5.01 Confidentiality. Except as may be in furtherance of the
                         ----------------
Executive's performance of his functions as a senior executive officer of the Company, the Executive shall not, throughout the Term of this Agreement and thereafter, disclose to any third party or use or authorize any third party to use, any information relating to the business, business plans, trade secrets or other interests of the Company (including customers and clients of the Company) which is confidential and valuable to the Company or AEC or any of their subsidiaries or any third party (including customers and clients of the Company) and which is not known to the public (the "Confidential Information"). The Confidential Information is and will remain the sole and exclusive property of the Company, and during the Term of this Agreement, the Confidential Information, when entrusted to the Executive's custody, shall be deemed to remain at all times in the Company's sole possession and control. Notwithstanding the foregoing, the Executive may, after prior written notice to the Company (to the extent such notice is possible under the circumstances) disclose such Confidential Information pursuant to subpoena or other legal process, and promptly thereafter shall advise the Company in writing as to the Confidential Information which was disclosed and the circumstances of such disclosure.

                    5.02 Return of  Documents.  The  Executive  agrees  that,
                         ---------------------
upon the termination of his employment with the Company for any reason, he shall forthwith deliver to the Company any and all documents and other material however recorded or stored in any medium or by any method, and all copies thereof, in his possession or under his control relating to any Confidential Information which is otherwise the property of the Company.

                    5.03 Non-Competition.  The  Executive  recognizes  that the
                         ----------------
services to be performed by him for the Company are special and unique. The Executive further recognizes that the nature of the Company's business is such that the Executive will have full knowledge of the Company's business plans and practices. The parties therefore confirm that, in order to protect the Company's goodwill, and in consideration of the Company entering into this Agreement providing for a fixed term of employment of the Executive, it is necessary that the Executive agree, and the Executive hereby does agree that he will not in the United States of America and/or the Federal Republic of Germany, for a period of two (2) years after the termination of this Agreement, become employed by, a consultant to or a director of, or hold any equity interest as a partner, member or shareholder (to the extent of 5% or more of the equity interest thereof), of any sole proprietorship, partnership, joint venture, corporation or other business entity which engages in a business directly competitive to any business that the Company is engaged (or has formulated plans to engage) in at the time of termination of this Agreement. This Section shall not be applicable if the Executive terminates this Agreement pursuant to Section 6.03 hereof or if the Company terminates this Agreement pursuant to Section 6.04 hereof.

                    5.04 Remedies. The Executive agrees that any breach or
                         ---------
threatened breach by him of any provision of this Section 5 shall entitle the Company, in addition to any other legal remedies available to it, to apply to any court of competent jurisdiction to enjoin such breach or threatened breach. The parties understand and intend that each restriction agreed to by the Executive herein above shall be construed as separable and divisible from every other restriction, and that the unenforceability, in whole or in part, of any restriction, will not affect the enforceability of the remaining restrictions and that one or more or all of such restrictions may be enforced in whole or in part as the circumstances warrant. No waiver of any breach of the restrictions contained in this Section 5 shall be deemed a waiver of any future breach.

          6.   Termination.
               ------------

                    6.01 Disability. If the Executive is determined to be
                         -----------
disabled (as defined below), the Company shall have the option to terminate this Agreement by written notice to the Executive stating the date of termination, which date may be any time subsequent to the date of such determination. The Executive shall be considered disabled if, due to illness or injury, either physical or mental, he is unable to perform his customary duties and responsibilities as required by this Agreement for more than two (2) months in the aggregate out of any period of six (6) consecutive months. The determination that the Executive is disabled shall be made by the Board of Directors of the Company (with the Executive abstaining from the decision if he is then a member of the Board), based upon an examination and certification by a physician selected by the Company subject to the Executive's approval, which approval shall not be unreasonably withheld. The Executive agrees to submit timely to any required medical or other examination, provided that such examination shall be conducted at a location convenient to the Executive and that if the examining physician is other than the Executive's personal physician, the Executive shall have the right to have such personal physician present at such examination.

                    6.02 Death.  If the  Executive shall die during the Term
                         ------
of this Agreement, this Agreement and the Executive's employment hereunder shall terminate immediately upon the Executive's death.

                    6.03 By the Executive for Cause. The Executive may terminate
                         ---------------------------
this Agreement for "cause" at any time. For purposes of this Section 6.03, the term "cause" shall be the failure of the Company to perform in a material respect of its material obligations under this Agreement without proper justification after notice thereof from the Executive and, if curable, the opportunity to cure, within thirty (30) days after the receipt of written notice thereof to the Company.

                    6.04 By the Company for Cause.  The Company may  terminate
                         -------------------------
this Agreement for "cause" at any time. For purposes of this Section 6.04, the term "cause" shall be limited to (i) conviction of a felony or equivalent crime under the laws of the United States or any state, (ii) conviction of a felony or equivalent crime under the laws of any other country or political subdivision thereof involving moral turpitude, (iii) action involving gross negligence having a material adverse effect on the Company, including wilfully aiding the competition, (iv) willful misrepresentation at any time during the term hereof by the Executive to the Board of Directors of the Company of any material information, (v) the Executive's failure or refusal to perform specific directives of the Company's Board of Directors, Chairman of the Board or President which directives are consistent with the scope and nature of the Executive's duties and responsibilities, and which are not remedied by the Executive within thirty (30) days after the receipt of written notice thereof, or (vi) the breach by the Executive of any of his material obligations under this Agreement without proper justification, which breach is not cured within ten (10) days after receipt of written notice thereof. Upon termination of employment by the Company pursuant to this Section, the Executive shall receive any accrued Base Salary through the termination date, less any amounts by reason of claims the Company may have against the Executive.

                    6.05 Termination  Benefit.  Upon termination of employment
                         ---------------------
(i) upon the disability of the Executive pursuant to Section 6.01 hereof, (ii) by the Executive's death pursuant to Section 6.02 hereof, (iii) by the Executive, pursuant to Section 6.03 hereof, or (iv) by the Company other than for "cause" pursuant to Section6.04 hereof, the Executive (or his estate or representative) shall receive (A) a severance payment equal to the greater of
(i) the amount of the then current annual Base Salary or (ii) the continuation of the Base Salary for the balance of the current Term, (B) other than in connection with termination upon the death of the Executive, the continuation of his health benefits for a period of one (1) year from the date of such termination, at the Company's expense, subject to discontinuance of health benefits upon the Executive becoming covered by a comparable plan offered by a subsequent employer, and (C) all outstanding unvested stock options granted to the Executive by the Company for the purchase of shares of its Common Stock shall automatically vest and become exercisable, subject to their respective terms.

                    6.06 Change in Control of the  Company.  (a) If, at anytime
                         ----------------------------------
during the Term hereof, a change in control of the Company (as defined in Subsection (b) below) occurs, then within sixty (60) days after receipt of written notice of such change in control of the Company, the Executive may, by written notice to the Company (or its successor), terminate this Agreement. In the event of said termination, (i) the Executive shall receive a lump sum payment equal to two (2) times his then current Base Salary, payable within thirty (30) days after termination of this Agreement, (ii) the Company (or its successor) shall maintain, at its expense, the health plan coverage of the

Executive for a period of twelve (12) months after such termination, subject to termination of such health plan benefits upon the Executive becoming covered by a comparable plan offered by a subsequent employer and also subject to any changes in such plan as applicable to other executive officers and (iii) all outstanding unvested stock options granted to the Executive under a plan of the Company for the purchase of shares of its Common Stock shall automatically vest and become exercisable subject to their respective terms; provided, however, if the amount to be paid or distributed to the Executive pursuant to this Section
6.06 (taken together with any amounts otherwise to be paid or distributed to the Executive by the Company) (such amounts collectively the "Section 6.06 Payment") would result in the application of an excise tax under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Code"), or any successor or similar provision thereto, the Section 6.06 Payment shall not be paid or distributed in the amounts or at the times otherwise required by this Agreement, but shall instead be paid or distributed annually, beginning within thirty (30) days after the termination date and thereafter on each anniversary thereof, in the maximum substantially equal amounts and over the minimum number of years that are determined to be required to reduce the aggregate present value of
Section 6.06 Payment to an amount that will not cause any Section 6.06 Payment to be non-deductible under Section 280G of the Code. For purposes of this
Section 6.06, present value shall be determined in accordance with Section 280G(d)(4) of the Code.

                         (a) "Change of control of the Company" shall be deemed to have occurred if:

                         (b)

                    (i) any "person" or "group" (as "person" and "group" are defined in Sections 13(d) and 14(d) of Securities Exchange Act of 1934 (the "Exchange Act"), other than (A) the Executive or a person controlled by him, (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) a person or group by reason of a transaction with the Company approved by the Company Board of Directors as constituted in accordance with Paragraph (ii) below, or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions, is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities; or (ii) individuals who on the commencement date of this Agreement constitute members of the Board of Directors, or successors chosen by such individuals, shall cease for any reason to constitute a majority of the whole Board of Directors.

          7.   Notices. All notices, requests, demands or other
               --------
communications hereunder shall be deemed to have been given if delivered in writing personally or by registered mail to each party at the address set forth below, or at such other address as each party may designate in writing to the other:

                  If to the Company:
                  American Electromedics Corp.
                  13 Columbia Drive
                  Amherst, New Hampshire 03031

                  Attn:  Thomas A. Slamecka, Chairman

                  If to Executive:
                  J. Randall Nelson
                  13813 San Sebastian Way
                  Poway, California 92064

          8.   Entire Agreement. This Agreement contains the entire
               ----------------
understanding of the parties with respect to the subject matter hereof, supersedes any prior agreement (oral or written) between the parties. No change, termination or attempted waiver of any of the provisions hereof shall be binding unless in writing and signed by the party against whom the same is sought to be enforced.

          9.   Successors and Assigns; Binding Effect. This Agreement will be
               ---------------------------------------
binding upon and inure to the benefit of the Company and its successors and assigns, and the Executive, and his heirs and administrators. The Company may assign this Agreement to any corporation which is in a consolidated group with the Company, provided that the Company shall remain liable hereunder.

          10.  Waiver and Severability. The waiver by either party of a
               ------------------------
breach of any terms or conditions of this Agreement shall not operate or be construed as a waiver of any subsequent breach by such party. In the event that any one or more of the provisions of this Agreement shall be declared to be illegal or unenforceable under any law, rule or regulation of any government having jurisdiction over the parties hereto, such illegality or unenforceability shall not affect the validity and enforceability of the other provisions of this Agreement.

          11.  Heading; Interpretations. The headings and captions used
               -------------------------
in this Agreement are for convenience only and shall not be construed in interpreting this Agreement.

          12.  Governing Law. All matters concerning the validity and
               --------------
interpretation of and performance under this Agreement shall be governed by the laws of the State of New Hampshire without regard to the conflicts of law principles thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                   AMERICAN ELECTROMEDICS CORP.



                              By:
                                 ---------------------------------------
                                        Thomas A. Slamecka, Chairman

                                 ---------------------------------------
                                        J. Randall Nelson